Exhibit 10.11

ASSIGNMENT AND ASSUMPTION WITH NOVATION

AND AMENDMENT

OF

OFFICER EMPLOYMENT AGREEMENT

This Assignment and Assumption with Novation and Amendment of Officer Employment Agreement (this “Agreement”), by and among Standard Security Life Insurance Company of New York, a New York corporation (“Assignor”), AMIC Holdings, Inc., a Delaware corporation (“Assignee”), and Mr. David Kettig, an individual resident in the state of New York (the “Employee”), is made as of January 1, 2017 (the “Effective Date”).  Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to such terms in the Employment Agreement (as defined below).

Recitals

A.Assignor and the Employee are parties to that certain Officer Employment Agreement, made as of April 18, 2011, by and among Independence Holding Company, a Delaware corporation, Assignor and Employee, attached hereto as Exhibit A (the “Employment Agreement”);

B.The parties hereto desire for the Employment Agreement to be assigned by Assignor to Assignee, for Assignee to assume the Employment Agreement from Assignor, and for the Employee to acknowledge and consent to such assignment and assumption as provided in this Agreement; and

C.In connection with the assignment and assumption of the Employment Agreement, the parties hereto also desire to amend the Employment Agreement to the extent set forth herein.

Terms and Conditions

In consideration of the mutual covenants contained herein, along with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Assignment and Assumption

1.1Assignment.  Assignor hereby assigns, grants, conveys and transfers to Assignee all of Assignor’s rights, title and interest in and to the Employment Agreement, such assignment to become effective as of the Effective Date.

1.2Assumption.  Assignee accepts such assignment and assumes all of Assignor's duties, liabilities and obligations under the Employment Agreement, and agrees to pay, perform and discharge, as and when due, all of the obligations of Assignor under the Employment Agreement accruing on and after the Effective Date.

Exhibit 10.11

1.3Consent.  By execution hereof, the Employee hereby consents to the assignment by Assignor and assumption by Assignee of the Employment Agreement and agrees that he remains bound to his obligations set forth in the Employment Agreement, as amended herein.

2.Novation

2.1Employee Release  Despite anything to the contrary in the Employment Agreement, the Employee releases and forever discharges Assignor from all further obligations arising under the Employment Agreement; provided, however, that nothing herein affects any rights, liabilities, or obligations of the Employee or Assignor due to be performed before the Effective Date.

2.2Assignor Release.  Despite anything to the contrary in the Employment Agreement, Assignor releases and forever discharges the Employee from all further obligations Employee may have to Assignor arising under the Employment Agreement; provided, however, that nothing herein affects any rights, liabilities, or obligations of the Employee or Assignor due to be performed before the Effective Date; and provided, further, that Employee shall not be released or discharged from obligations in the Employment Agreement as assigned to Assignee, including in particular the obligations set forth in Section 4, which shall remain in effect, as amended herein, and inure to the benefit of the Assignee.

2.3Substitution.

(A)The parties hereto intend that this Agreement is a novation and that Assignee be substituted for Assignor in the Employment Agreement. The Employee recognizes Assignee as Assignor's successor-in-interest in and to the Employment Agreement.

(B)Assignee by this Agreement becomes entitled to all right, title and interest of Assignor in and to the Employment Agreement and is the substituted party to the Employment Agreement as of and after the Effective Date.  Assignee shall replace Assignor as the “Company” under the Employment Agreement and the Employee shall cease to be employed by Assignor and become an employee of Assignee from and after the Effective Date.

(C)The Employee and Assignee shall be bound by the terms of the Employment Agreement in every way as if Assignee is named in the novated Employment Agreement in place of Assignor as a party thereto and any obligations of Employee in the Employment Agreement to Assignor shall inure in every way to the benefit of Assignee. The parties hereto agree that from and after the Effective Date, Assignor shall have no further obligations to the Employee under the Employment Agreement, as amended by this Agreement, or otherwise.

(D)Notwithstanding anything in this Agreement or the Employment Agreement, the parties hereto hereby acknowledge and agree that the assignment of the Employee’s employment and Assignor’s rights and obligations under the Employment Agreement shall not cause a termination of the Employee’s employment for purposes of the Employment Agreement and that Employee shall in no way be entitled to severance or other benefits as a result of the assignment.  Employee hereby acknowledges

Exhibit 10.11

that he is not entitled to any severance under the Employment Agreement as a result of this assignment and agrees not to seek any such severance as a result of the assignment.  Employee releases Assignor, and any of its present, former and future owners, parents, affiliates and subsidiaries, and its and their directors, officers, shareholders, employees, agents, servants, representatives, predecessors, successors, and assigns, from any and all claims he has against them relating to the assignment of the Employment Agreement to the Assignor, including, in particular, claims relating to any right to severance under the Employment Agreement.  Employee agrees that he shall not file any claims against the Assignor seeking payment for any severance or other payments or benefits under the Employment Agreement because of the assignment; provided, however, that this Subsection (D) shall not preclude any claims for payment for severance or other payments or benefits under the Employment Agreement in the future per the terms of the Employment Agreement, as amended herein.

3.Amendments.

3.1This Agreement shall operate as, and constitute an, amendment to the Employment Agreement.  The parties hereto hereby consent to the amendments to the Employment Agreement contained in this Agreement.

3.2.As of the Effective Date, the Employment Agreement shall be amended as follows:

(A)All references to the “Company” in the Employment Agreement, as amended by this Agreement, shall be deemed from and after the Effective Date to refer to Assignee.

(B)The following paragraph shall be added to the end of Section 3.4(D):

“In order for the above to constitute “Good Reason,” Employee shall provide the Company’s Board of Directors with a written notice that an event which may constitute “Good Reason” has occurred within thirty (30) days after the date Employee had knowledge, or should have had knowledge, of the first occurrence of such circumstances, the Company (or Guarantor if applicable) must fail to cure the circumstances at issue  within thirty (30) days of receiving notice,  and the Employee must, and the Employee must actually terminate employment within thirty (30) days following the expiration of the Company’s cure period as set forth above (in which cure does not occur).  Otherwise, any claim of such circumstances as “Good Reason” shall be deemed irrevocably waived by Employee.”

(C)The following sentences shall be added to the end of Section 3.5(A):

“Payment of the Monthly Severance and the accelerated vesting and exercisability of the equity awards is contingent upon the Employee’s execution and delivery to the Company of such release no later than the forty-fifth day (or such shorter period determined by the Company) following the termination of the Employee’s employment and, if applicable,

Exhibit 10.11

the expiration of the seven (7) day revocation period described in such release.  Any payments that would otherwise have been made during the Severance Period shall be paid on the first payroll date after the later of the effective date of the release or, if applicable, the expiration of the 7-day revocation period.”

(D)The following sentences shall be added to the end of Section 4.3:

“This Section 4.3 is intended as a supplement to, and not a limitation of or in lieu of, any obligations or restrictions imposed upon Employee under any other law or statute including, but not limited to, any obligations Employee may owe under any law governing trade secrets, any common law duty of loyalty, or any fiduciary duty.  The foregoing notwithstanding, nothing in this Agreement shall be construed to prevent Employee from communicating or cooperating with any government agency regarding matters that are within the agency's jurisdiction.  Further, Employee may not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that is made: (a) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, and provided that such disclosure is solely for the purpose of reporting or investigating a suspected violation of the law, or (b) in a complaint or other document filed in a lawsuit or other proceeding, provided that such filing is made under seal.  Additionally, in the event Employee files a lawsuit against the Company for retaliation by the Company against Employee for reporting a suspected violation of law, Employee has the right to provide trade secret information to Employee's attorney and use the trade secret information in the court proceeding, although Employee must file any document containing the trade secret under seal and Employee may do not disclose the trade secret, except pursuant to court order.”

(E)The following sentence is added to the beginning of Section 4.6:

“Employee acknowledges and agrees that in Employee’s position, Employee will be performing services that are special, unique, and extraordinary for the Company, and that Employee will establish and develop relations and contacts on behalf of the Company and the Guarantor in the states in which the Company or the Guarantor has an office, all of which constitute valuable goodwill of, and could be used by the Employee to compete unfairly with, the Company or the Guarantor. Employee further acknowledges and agrees that (i) in the course of his employment with the Company, the Employee will obtain confidential and proprietary information and trade secrets concerning the business and operations of the Company and the Guarantor that could be used to compete unfairly with the Company and the Guarantor; (ii) the covenants and restrictions contained in this Section 4 are intended to protect the legitimate interests of the Company and the Guarantor in their respective goodwill, trade secrets and other confidential and

Exhibit 10.11

proprietary information; and (iii) the Employee desires to be bound by such covenants and restrictions.”

3.3.Except as specifically set forth herein, all other provisions of the Employment Agreement are and will remain unchanged and are hereby ratified and confirmed.

4.Representations and Warranties.  Each of Assignor and Assignee represents and warrants to the other party as follows: (i) it is duly organized, validly existing and in good standing under the laws of its state of incorporation, as applicable; (ii) it has the full right, corporate power and authority, or the right, power and capacity, as applicable, to enter into this Agreement and to perform its/his/her obligations hereunder, as applicable; (iii) it has taken all necessary corporate action to authorize the execution of this Agreement, as applicable; and (iv) when executed and delivered by it/him/her, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against it/him/her in accordance with its terms.

5.General Provisions

5.1Governing Law.  The laws of the State of New York (without giving effect to its conflict of laws principles) will govern all matters arising out of or relating to this Agreement and the transactions it contemplates, including, without limitation, its interpretation, construction, performance and enforcement.

5.2.Amendments.  The parties hereto may amend this Agreement only by a written agreement of all the parties hereto that identifies itself as an amendment to this Agreement.  It is acknowledged and agreed upon that future amendments to the Employment Agreement, as amended hereby, need only be agreed upon between Assignee and the Employee.

5.3.Waivers

(A)No Oral Waivers.  The parties hereto may waive this Agreement or any part hereof only by a writing executed by the party or parties against whom the waiver is sought to be enforced.

(B)Effect of Failure, Delay or Course of Dealing.  No failure or delay (i) in exercising any right or remedy, or (ii) in requiring the satisfaction of any condition, under this Agreement, and no act, omission or course of dealing between the parties hereto shall operate as a waiver or estoppel of any right, remedy or condition.

(C)Each Waiver for a Specific Purpose.  A waiver made in writing on one occasion shall be effective only in that instance and only for the purpose stated therein.  A waiver once given shall not be construed as a waiver of any future occasion.

5.4.Severability.  If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect, so long

Exhibit 10.11

as the essential terms and conditions of this Agreement for each party hereto remain valid, binding and enforceable.

5.5.Entire Agreement.  This Agreement, together with the Employment Agreement and the Confidentiality Agreement, contains all the terms and conditions agreed upon by the parties hereto regarding the subject matter hereof and thereof.  All prior agreements, promises, negotiations and representations, either oral or written, relating to the subject matter of this Agreement, the Employment Agreement or the Confidentiality Agreement not expressly set forth herein or therein are of no force or effect.

5.6.Counterparts.  The parties hereto may execute this Agreement in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement.  The signatures of all of the parties hereto need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile or email is as effective as executing and delivering this Agreement in the presence of the other parties to this Agreement.  This Agreement is effective upon delivery of one executed counterpart from each party hereto to each other party.

5.7.Third-Party Beneficiaries.   Other than as expressly stated herein, this Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the signatories.

5.8Waiver of Jury Trial.  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT, INCLUDING EXHIBITS ATTACHED TO THIS AGREEMENT, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY ABOUT ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY EXHIBITS ATTACHED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5.9.Successors.  This Agreement shall be binding upon, and shall inure to the benefit of, the Employee and the Employee’s estate.  Assignee may assign this Agreement without the Employee’s consent to any successor to its business that agrees in writing to be bound by this Agreement, after which assignment any reference to the “Assignee” in this Agreement shall be deemed to be a reference to such successor, and Assignee thereafter shall have no further primary, secondary or other responsibilities, obligations or liabilities under this Agreement of any kind.

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Exhibit 10.11

THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, have executed this Agreement as of the date first set forth above.

ASSIGNOR

Standard Security Life Insurance Company of New York,

a New York corporation

By:/s/ Gary Balzofiore

Name:Mr. Gary Balzofiore

Title:President

485 Madison Avenue, 14th Floor

New York, New York 10022

Attn: General Counsel

Telephone No.: (212) 355-4141

Facsimile No.: (212) 504-0894

ASSIGNEE

AMIC Holdings, Inc.,

a Delaware corporation

By:/s/ David T. Kettig

Name:Mr. David Kettig

Title:President

485 Madison Avenue, 14th Floor

New York, New York 10022

Attn: General Counsel

Telephone No.: (212) 355-4141

Facsimile No.: (212) 504-0894

Exhibit 10.11

EMPLOYEE

/s/ David T. Kettig

David T. Kettig

__________________________

__________________________

Telephone No.: _____________

ACKNOWLEDGED AND AGREED:

INDEPENDENCE HOLDING COMPANY

By:/s/ Teresa A. Herbert

Name:Teresa A. Herbert

Title:CFO and Sr. VP